UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act Of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to ss. 240.14a-12

                                UTIX GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[_]       Fee paid previously with preliminary materials.

[_] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:



          2)   Form, Schedule or Registration Statement No.:



          3)   Filing Party:



          4)   Date Filed:

                                UTIX GROUP, INC.
                          7 New England Executive Park
                                    Suite 610
                              Burlington, MA 01803

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2006


To the Stockholders of Utix Group, Inc.:

         NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Utix Group, Inc., a Delaware Corporation, will be held on July 18, 2006, at 10:30 a.m., at 7 New England Executive Park, Suite 610, Burlington, MA 01803 for the following purposes:

          1. To elect two Class I Directors to hold office until the 2009 Annual Meeting of Stockholders and one Class II Director to hold office until the 2007 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified.

          2. To consider and act upon a proposal to approve an amendment to the Company's 2003 Stock Option Plan that will increase the number of shares of common stock for which options may be granted from 126,000 shares to 750,000 shares;

          3. To consider and act upon a proposal to ratify grants of stock options under the 2003 Stock Option Plan that were made subject to stockholder approval for the purchase of an aggregate of 639,525 shares of common stock.

          4. To consider and act upon a proposal to ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company's independent public accountants for the fiscal year ending September 30, 2006.

          5. To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

         The Board of Directors has fixed the close of business on June 12, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Stockholders of record of the Company's common stock, par value $0.001 per share, and stockholders of record of the Company's Series A convertible preferred stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at the Company's offices at 7 New England Executive Park, Suite 610, Burlington, MA 01803.

         All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later-dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                              By Order of the Board of Directors


                                              /s/ Mark L. Pover
                                              ----------------------------------
                                              Mark L. Pover
                                              Secretary

Burlington, Massachusetts
June 14, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED, POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                UTIX GROUP, INC.
                          7 New England Executive Park
                                    Suite 610
                              Burlington, MA 01803
                                 (781) 229-2589

                                 PROXY STATEMENT
                     FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2006

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

         Our 2006 Annual Meeting of Stockholders will be held on July 18, 2006, at 7 New England Executive Park, Suite 610, Burlington, MA 01803 at 10:30 a.m. All record holders of our common stock and of our Series A convertible preferred stock at the close of business on June 12, 2006 may attend and vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

         We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission, which information is designed to assist you in voting your shares. We will begin mailing these proxy materials on or about June 16, 2006 to all record holders of common stock and all record holders of Series A convertible preferred stock at the close of business on June 12, 2006. We will bear the entire expense of soliciting these proxies. In addition to our solicitation by mail, certain of our officers and other employees may solicit proxies, without additional remuneration for such services, in person, or by phone, fax or e-mail.

INFORMATION ABOUT VOTING

         You can vote on matters coming before the Annual Meeting in person or by proxy using the enclosed proxy card, per the instructions included with your proxy card. You may vote for all, some or none of the nominees for Director.

         If you vote by proxy, you can vote by signing, dating and returning the proxy card. If you do so, the individuals named on the card will be your proxies, and they will vote your shares in the manner you indicate.

         If you do not indicate how to vote your shares, your proxies will vote your shares FOR the election of all nominees for Director, FOR the Amendment to the Company's 2003 Option Plan, FOR the ratification of grants of stock options made under the 2003 Stock Option Plan, and FOR the ratification of the appointment of our independent auditors.

         The Board of Directors anticipates that all of the nominees will be available to serve and does not know of any other matters that may be brought before the Annual Meeting. If any other matter should come before the Annual Meeting or any of the nominees for Director is unable to or declines to serve, your proxies will have discretionary authority to vote in accordance with their best judgment unless the proxy card is marked to the contrary.

         If you want to vote in person, you may attend the Annual Meeting and cast your vote there. You may do this even if you have signed and returned the enclosed proxy card. In that case, any earlier proxy you may have submitted will be considered revoked. You may also revoke your proxy at any time before it is voted by sending a written notice of revocation to our Secretary, Mr. Mark L. Pover. If you want to vote at the 2006 Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your nominee naming you as its proxy to vote the shares.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

         THE COMMON STOCK AND SERIES A PREFERRED STOCK WILL VOTE TOGETHER AS ONE CLASS ON ALL MATTERS SCHEDULED TO COME BEFORE THE MEETING. EXCEPT AS OTHERWISE REQUIRED BY LAW, THE SERIES A PREFERRED STOCK HAS THE RIGHT TO VOTE WITH OUR COMMON STOCK AS A SINGLE CLASS ON ANY MATTER ON WHICH THE HOLDERS OF COMMON STOCK ARE ENTITLED TO VOTE (INCLUDING THE ELECTION OF DIRECTORS). EACH SHARE OF SERIES A PREFERRED STOCK IS ENTITLED TO ONE VOTE FOR EACH SHARE OF COMMON STOCK THAT WOULD BE ISSUABLE UPON CONVERSION OF THAT SHARE ON THE RECORD DATE. AS OF JUNE 12, 2006, EACH SHARE OF SERIES A PREFERRED STOCK WAS ENTITLED TO 2,500 VOTES.

         As of June 12, 2006, the record date, there were 1,469,549 shares of our common stock issued and outstanding, and there were 1,087 shares of our Series A preferred stock issued and outstanding. The common stock and Series A preferred stock are the only outstanding classes of securities entitled to vote. Only stockholders of record as of the close of business on June 12, 2006 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any stockholder. The presence at the Annual Meeting of holders of at least a majority of the outstanding shares of each class of our stock on June 12, 2006, either in person or by proxy, is necessary to constitute a quorum, which is required in order to conduct business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum.

         The Company's By-Laws provide that the affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to approve each proposal, other than the election of Directors. Based on the foregoing, abstentions and broker non-votes will have no impact on the final outcome of the proposals. A plurality of the votes cast will be required for the election of Directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing Directors, and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, PRE-ADDRESSED, POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED, WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED, AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT; FOR THE AMENDMENT TO THE COMPANY'S 2003 STOCK OPTION PLAN; FOR THE RATIFICATION OF GRANTS OF STOCK OPTIONS MADE UNDER THE 2003 STOCK OPTION PLAN; AND FOR THE RATIFICATION OF THE APPOINTMENT OF VITALE, CATURANO & COMPANY, LTD. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS OTHER THAN THESE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF ANY OTHER MATTERS ARE SO PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

         A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation of a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy, but who is present at the Annual Meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

         The Company's Annual Report on Form 10-KSB with complete financial reports is available at the SEC's Public Reference Room at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

PROPOSAL 1.    ELECTION OF DIRECTORS

         The Company's Board of Directors consists of six directors who are divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders in the year in which the term for their class expires. The terms for two Class I directors will expire at the 2006 annual meeting. Directors elected to Class I at the 2006 annual meeting will hold office for a three-year term expiring at the annual meeting of stockholders in 2009 and until their successors are elected and qualified.

         The Board has nominated Anthony Roth and Jonathan Adams, who are currently serving as directors, for reelection as Class I directors. The Board has nominated William F. Fenimore, Jr. to fill the vacant position as a Class II director that was left by the retirement of Gerald Roth in January 2006. The Board anticipates that each of the Nominees will serve, if elected, as a Director. The Board will consider a Nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-Laws. See "Other Matters - Stockholder Proposals" for a summary of these requirements.

         Jonathan Adams, Co-Chairman of the Board of Directors, was paid annual compensation of $75,000 by the Company to serve as Chairman during the fiscal year ended September 30, 2005. Anthony G. Roth, a member of the Board of Directors of the Company since November, 2003, is also President and Chief Executive Officer. All of the other directors and nominees, Mr. Robert Corliss, Mr. William Fenimore, Mr. Charles A. Lieppe and Mr. Robert Powers are independent directors.

RECOMMENDATION

THE DIRECTORS RECOMMEND A VOTE FOR THE DIRECTORS STANDING FOR ELECTION LISTED BELOW. EXCEPT WHERE AUTHORITY TO DO SO HAS BEEN WITHHELD, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE AT THE MEETING FOR THESE NOMINEES. ALTHOUGH THE DIRECTORS DO NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE, IF THAT SITUATION WERE TO ARISE PRIOR TO THE MEETING, THE ENCLOSED PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following biographical descriptions set forth certain information with respect to the Nominees and the executive officers who are not Directors, based on information furnished to the Company by each Director and officer.

            NOMINEES FOR CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2009

         JONATHAN ADAMS, 61, has served as Chairman of the Board of Corporate Sports Incentives, Inc. ("Corporate Sports") since its inception in 1986 and as Co-Chairman of the Board of Utix since November 2003. Together with Anne Concannon, Mr. Adams co-founded, managed and operated Corporate Sports for fifteen years. During his career, Mr. Adams was President, Chief Executive Officer and Founder of International Micrographics Inc., a wholesale distributor of microfilm consumables founded in 1982, A&J Realty Trust, an owner and manager of real estate founded in 1988, and The Sharper Edge, a distributor of ski-sharpening equipment founded in 1990.

         ANTHONY G. ROTH, 41, has served as the President and Chief Executive Officer of Corporate Sports since January 2002, and as President, Chief Executive Officer and a director of Utix since November 2003. From May 1999 to December 2001, Mr. Roth served as President of Moonstruck Chocolatier Eclipse Management Group in Portland, Oregon, a national manufacturer distributor, & retailer of gourmet chocolate products. From 1997 to 1999, Mr. Roth was Executive Vice President of Naturader Inc. in Irvine, CA, a national manufacturer/distributor of over 200 nutritional hand and body products. From September 1996 to February 1997, Mr. Roth was President of Performance Nutrition, Inc. in Dallas, TX, a formulator and sales/marketing company of nutritional products. In October 1995 Mr. Roth joined and served as President of Roth Financial Group, Inc. in Champaign, IL, a business development and finance consulting firm. Prior to that he was Vice President, Branch Manager at Merrill Lynch in Champaign, IL from May 1994 to September 1995. From November 1992 to May 1994, Mr. Roth was Vice President of Hilliard Lyons, Inc. in Champaign, IL, a retail brokerage firm. A 1986 graduate of the University of Illinois with a B.S. in Agricultural Economics, Mr. Roth also completed an advanced degree from the New York Institute of Finance in 1988.

            NOMINEE FOR CLASS II DIRECTOR WHOSE TERM EXPIRES IN 2007

         WILLIAM F. FENIMORE, JR., 62, has served as a Managing Partner of BridgeLink, LLC, in Philadelphia, PA, a Swiss based M&A, capital advising firm serving European and U.S. firms in capital raising activities, since October 2003, and prior thereto Mr. Fenimore served as President of Fenimore and Associates, a Philadelphia based business consulting firm, from January 2000 to October 2003, served as Chief Executive Officer of Integrion Financial Network, an Internet technology company, from October 1996 to December 1999, as Group Executive Vice President, Chief of Technology and Strategic Planning for Meridian Bancorp from September 1994 to April 1996, and in various management positions with CoreStates Financial Corp. and its predecessor bank, Philadelphia National Bank, from 1965 through August of 1994. Mr. Fenimore earned a B.A. degree from Lenoir Rhyne College, NC, in 1995, and an M.B.A. from Drexel University in 1969.

             CONTINUING CLASS II DIRECTOR WHOSE TERM EXPIRES IN 2007

         CHARLES A. LIEPPE, 61, has served as Co-Chairman of the Board of Directors of Corporate Sports since October 2003 and Co-Chairman of the Board of Directors of Utix since November 2003. From January 2002 to September 2003, he was a member of the Advisory Board of Corporate Sports. From August 1999 to August 2003, he was an independent business consultant in Gulfstream, FL. From June 1997 to June 1999, he was President and Chief Executive Officer of DBT Online, Inc. in Boca Raton, FL, a New York Stock Exchange traded online information company. From January 1996 to May 1997, he served as President and Chief Executive Officer of Nabisco International in New York, NY. From January 1991 to December 1995, he was Chief Executive Officer of Berol Corporation in Nashville, TN, a manufacturer of writing instruments, school supplies and art products. From June 1989 to December

1990, Mr. Lieppe was President and Chief Operating Officer of Westpoint Pepperell, a manufacturer of consumer and commercial bed and bath products. From 1968 to 1989, he was employed in various capacities leading to Vice President, and General Manager of Procter & Gamble. Mr. Lieppe received his BA and MBA from Columbia University in 1966 and 1968, respectively.

            CONTINUING CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2008

         ROBERT CORLISS, 53, who has served as a director of Utix since January 2005, is the President and CEO of The Athlete's Foot, the world's largest franchisor of athletic footwear. Mr. Corliss joined The Athlete's Foot in 1998, following a career of over 25 years as an executive and entrepreneur in the retail industry. In 2003, Mr. Corliss, along with members of the senior management team, purchased The Athlete's Foot from Group Rallye. Prior to joining The Athlete's Foot, Mr. Corliss was the founder, president and CEO of Infinity Sports, Inc., a manufacturer, distributor and licensor of athletic products primarily under the brand Bike Athletic. Mr. Corliss was successful in broadening global distribution and virtually doubling the size of Bike Athletic over a three-year period. Earlier experience includes leading the successful turnaround and eventual sale of Herman's Sporting Goods, Inc. as President and CEO. At the time, Herman's generated approximately $700 million annual revenue and was the leading sporting goods retailer in the world. Mr. Corliss also served as principal and managing director of Senn-Delaney Management Consultants, the largest retail-consulting firm in the United States. In his five years with the company, Mr. Corliss founded London-based Senn-Delaney International. Mr. Corliss is active in the sporting goods industry and serves on the Board of Directors with The American Running Association and the Sporting Goods Manufacturers Association. Additionally, Mr. Corliss serves as a Director and Executive Committee member of the National Retail Federation and Chairman of the National Retail Federation Foundation. He also serves on the Board of Directors for The World Federation of the Sporting Goods Industry, is a member of the Professional Advisory Board for St. Jude Children's Research Hospital, and is both an Advisor and Adjunct Professor for Emory University's Goizueta Business School.

         ROBERT POWERS, 53, has served as a Director of Corporate Sports since September 2003 and as a Director of Utix since November 2003. Mr. Powers is CEO of Metro International's US operations since 2004. Metro is one of the largest and fastest growing newspapers in the world. Previously he was co-founder and partner of Applied Value Corporation, an international management consultancy firm headquartered in Lexington, MA. From 1982 to 1999, Mr. Powers was employed by Arthur D. Little, Inc. in Cambridge, MA, a management and consulting firm, where his most recent role was Vice President of Finance and Operations for their North American business. Prior to that he had a similar role in support of the firm's European operations. Mr. Powers earned his B.S./B.A. from Babson College Wellesley, MA in 1975 and his MBA from Suffolk University Boston, MA in 1979.

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         MARK L. POVER, 40, joined Utix as its Chief Financial Officer on February 1, 2006. Prior to joining Utix, he served as the Chief Financial Officer of Turbine Entertainment Software Corporation, a Massachusetts-based publisher and developer of subscription-based online entertainment, since 1999. Prior thereto, Mr. Pover served as Chief Financial Officer of Eon Reality, a developer of interactive visual content management software that he co-founded; as Chief Financial Officer of Prosolvia, Inc., the U.S. division of Prosolvia AB, a publicly traded Swedish company; as General Manager of Deluxe Video Services, a division of publicly traded Rank Group, PLC; and as Chief Financial Officer of VIDCO International and Associates. From 1987 through 1993, Mr. Pover served as a professional accountant with the firms of Porvin, Todes & Burnstein, P.C. and Kopmeyer & Hoag, P.C. He earned a Bachelor of

Science degree in Administration from the University of Michigan and a Masters of Science degree in Management from Walsh College.

         CYNTHIA A. CRONAN, 44, joined Utix as Chief Accounting Officer, Corporate Controller and Assistant Treasurer in February 2004, and, in addition, is currently Vice President of Finance. From August 2000 to January 2004 she served as a principal of C&J Solutions, a financial consulting firm in North Andover, MA. From May 1984 to August 2000 Ms. Cronan served in various financial positions, including Vice President and Corporate Controller beginning in 1999, for Arthur D. Little, Inc., a management technology consulting firm in Cambridge, MA. Ms. Cronan earned a B.S. in Computer Information Systems, an A.S. in Accountancy and an A.S. in Management (with Honors) from Bentley College, Waltham, MA, in 1984. In 1997 she was awarded an MBA from Babson College, Wellesley, MA.

                  THE OF BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors is divided into three classes serving staggered three-year terms. The board has six directors and two committees, Compensation and Audit. The Board does not have a standing nominating committee.

         During fiscal 2005, there were 9 meetings of the Board, excluding 2 instances where the Board acted by unanimous written consent. During 2005, the Compensation Committee of the Board met once, and the Audit Committee met 2 times. Each Director attended 75% or more of the meetings of the Board and of committees of the Board in which he or she served during fiscal 2005. The Audit Committee did not meet in fiscal 2004.

NOMINATING COMMITTEE AND DIRECTOR NOMINATIONS

         The full Board performs the functions of a nominating committee. Historically, in the relatively brief period of time since the reverse takeover on November 13, 2003, pursuant to which a new Board of Directors was installed as a group, the Board has not adopted a nominating committee. The Board intends to consider the adoption of a nominating committee charter and the appointment of a nominating committee during fiscal 2006.

         The Board seeks directors who have the appropriate skills and characteristics required including, business experience and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. The Corporation identifies new director candidates from prominent business persons and professionals in the communities it serves. The Board considers nominees of stockholders in the same manner as other nominees.

         Once a board vacancy is identified, the Board may identify a replacement candidate to the Board of Directors. The Board may appoint the new director to fill the unexpired term of the seat. Annually, the Board will recommend a slate of new and/or continuing candidates to the Board of Directors. The Board will select a slate of nominees for director from the recommendations of its individual members and submit the slate of nominees to the stockholders at the Company's Annual Meeting for voting.

         Any stockholder who intends to present a director nomination proposal for consideration at the 2007 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2007 Annual Meeting must deliver a written copy of the proposal to the Company no later than the deadline, and in accordance with the procedures, specified in this proxy statement and in accordance with the requirements of SEC Rule 14a-8.

         If a stockholder does not comply with the foregoing procedures, the stockholder may use any procedures set forth in the Company's by-laws, although the Company would not in the latter case be required to include the nomination as a proposal in the proxy statement and proxy card mailed to stockholders in connection with the next annual meeting.

         The stockholder nomination proposal referred to above must set forth
(1) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the stockholder is a stockholder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee proposed by the stockholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a director of Company if elected. The Board may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to:

                                Utix Group, Inc.
                         Attention: Corporate Secretary
                     7 New England Executive Park, Suite 610
                              Burlington, MA 01803

         The Company did not receive any nominations from stockholders for the 2006 Board of Director elections.

COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors consists of three directors. The Board has determined that all of the members of the Compensation Committee are independent as defined by NASD Rule 4200(a)(15), because those independent directors do not have any relationship with us other than as Directors. The Compensation Committee consists of Charles Lieppe, as Chairman of the Committee, Robert Corliss, and Robert Powers. Members of the Committee are appointed by the Board of Directors and, unless otherwise directed by the Board of Directors, serve one-year terms. Members may be removed by the Board of Directors at any time with or without cause. Upon the removal or resignation of a member, the Board of Directors may appoint a successor to serve the remainder of the unexpired term. The Committee will hold at least two meetings per year or more frequently as circumstances dictate.

         The purpose of the Compensation Committee is to: (i) assist the Board of Directors in discharging its responsibilities relating to the compensation of our executive officers; (ii) to establish and put into practice competitive compensation programs to attract, retain and motivate qualified senior executives and to align those executives' financial interests with the interests of our stockholders; and (iii) to produce the annual report on executive compensation for inclusion in our annual proxy statement. The Compensation Committee has the authority to:

          o establish (i) the compensation (including salaries, bonuses and every other type of compensation that is not made available on a similar basis to our employees in general) of our Chief Executive Officer, (ii) compensation policies applicable to our executive officers, and (iii) the basis for the compensation of our Chief Executive Officer, including the facts and criteria on which it is based;

          o exercise all rights, authority and functions of the Board of Directors under our 2003 Stock Option Plan (the "2003 Plan"), which was adopted by the Board in November 2003 and approved by stockholders, including, without limitation, the authority to interpret the terms thereof, to grant options and make other stock awards thereunder; provided that the Compensation Committee is not authorized to amend the 2003 Plan; and provided further, however, that the Board of Directors retains the right to exercise any such rights, authority and functions;

          o serve as the Administrator of the 2003 Plan, as that term is defined in the 2003 Plan;

          o recommend to the Board of Directors compensation arrangements for our non-employee directors and to establish such arrangements; and perform such other duties as the Board of Directors may from time to time direct.

AUDIT COMMITTEE

         The Audit Committee consists of three directors, each of whom must be an independent director, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers (NASD) listing standards. The Audit Committee consists of Robert Powers, as Chairman of the Committee, Charles Lieppe, and Robert Corliss, each of whom meets the definition of "Audit Committee financial expert" as that term is defined by the Securities and Exchange Commission and as required by the Sarbanes-Oxley Act of 2002. Members of the Committee are appointed by the Board of Directors and, unless otherwise directed by the Board of Directors, serve one-year terms. Members may be removed by the Board of Directors at any time with or without cause. Upon the removal or resignation of a member, the Board of Directors may appoint a successor to serve the remainder of the unexpired term. The Audit Committee meets at least four times annually, following the end of each fiscal quarter of the Company.

         The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter is included as Appendix A to this proxy statement, and will be included with future proxy filings every three fiscal years or as otherwise required by SEC regulations. The Committee reviews the scope and results of the annual audit, receives reports from the Company's Independent public accountants, and reports the Committee's findings and recommendations to the Board of Directors.

         The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the integrity of the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance; (iv) the qualifications and independence of our independent auditors; (v) the performance of our internal audit function and independent auditors; (vi) our auditing, accounting, and financial reporting processes generally; and (vii) the performance of such other functions as the Board of Directors may assign from time to time. The Audit Committee has the authority to:

          o make recommendations to the Board of Directors regarding the appointment or replacement of independent public accountants;

          o confer with our independent public accountants regarding the scope, method and results of the audit of our books and accounts;

          o review our financial reporting process and the management recommendations made by our independent public accountants;

          o recommend and implement any desired changes to our audit procedures; and

          o perform such other duties as the Board of Directors may from time to time direct.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Utix Group is composed of three directors who are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors, that is reviewed annually by the Audit Committee. A copy of the charter is included as an Appendix A to this proxy statement. The Company's management is responsible for its internal accounting controls and the financial reporting process. The Company's independent auditors, Vitale, Caturano & Company, Ltd. are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communications with Audit Committees").

         The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors their independence. The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with Vitale's independence.

         Based on the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Utix Group, Inc.'s Annual Report on Form 10-KSB for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

         This report is respectfully submitted by the Audit Committee of the Board of Directors.

                  Robert Powers (Chairman)
                  Charles Lieppe
                  Robert Corliss

         The information provided in the preceding Audit Committee Report will not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the

Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The number of shares indicated in the following discussion of financing transactions among Utix Group, Corporate Sports (the wholly owned subsidiary of Utix Group), and certain executive officers, directors, principal stockholders and other affiliates has been adjusted to reflect a one-for-100 reverse stock split that was effected on April 7, 2006.

         Effective as of April 7, 2006, we restructured our outstanding debt and warrants, including the debt and warrants described in this section, as follows:
(a) all of our outstanding debt (the "Outstanding Debt") as of January 12, 2006 has been paid in full to the debtholders of record as of January 12, 2006 by (i) converting the principal amount of the Outstanding Debt into 1,684,781 shares of our common stock and (ii) issuing warrants to purchase an aggregate of 308,188 shares of common stock at the exercise price of $4.00 per share for a period of five years; and (b) all of the holders (the "Warrantholders") of our outstanding warrants (the "Original Warrants") as of January 12, 2006 received amended and restated warrants whereby the Warrantholders have the right to purchase approximately 172,173 or 50% of the number of shares of our common stock each Warrantholder could have purchased under the Original Warrants at the exercise price of $4.00 per share for a period of five years.

         Transactions with Charles Lieppe.
         ---------------------------------

         In March 2003, Corporate Sports borrowed $100,000 under a one-year line of credit provided by Charles A. Lieppe, as lender. Mr. Lieppe is Co-Chairman of our board of directors. Mr. Lieppe received a $1,000 fee on execution of the agreement and an additional $2,000 when Corporate Sports made its initial draw under the line of credit. Advances under the line of credit bear interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, were due and payable in March 2004, unless the agreement was extended for an additional one year by mutual agreement of the parties. The obligations under the line of credit agreement are secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for consulting services previously rendered to Corporate Sports and as additional consideration under the $100,000 line of credit, Corporate Sports granted five year warrants to Mr. Lieppe to purchase 0.5 shares of common stock of Corporate Sports.

         In November 2003, the line of credit note issued by Corporate Sports to Mr. Lieppe was cancelled and exchanged for a new 7% bridge note in the amount of $100,000 issued by Utix and due in November 2004, and the warrants were exchanged for warrants to purchase an aggregate of 483.97 shares of Utix Common Stock at an exercise price of $20.70 per share. The maturity date of this note was subsequently extended to March 31, 2005. The new note was subject to mandatory prepayment if, prior to such maturity date, we completed an equity financing of at least $1.5 million. The note was unconditionally guaranteed by Corporate Sports and convertible into shares of our common stock at Mr. Lieppe's option after December 2004. In consideration for the loan extension, we issued a warrant to Mr. Lieppe entitling him to purchase 1,000 shares of Utix common stock at an exercise price of $1.00 per share.

         In April 2004 we issued to Mr. Lieppe a secured subordinated note for $25,000 that was due December 31, 2004. That note bore interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The note was subject to mandatory prepayment if, prior to the maturity date, we completed an equity financing of at least $3.5 million; upon such prepayment, we will be required to pay a prepayment premium of 5% of the loan amount. The note was secured by a second priority security interest in all of our assets and the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the note but excluding selective receivable financing on bundled retail products.

         Prior to the issuance of 15% notes that we issued in May 2004, Mr. Lieppe agreed to fully subordinate his right to payment under his note and any security interest or lien securing such note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes shall occur and be continuing, Mr. Lieppe shall be entitled to receive regularly scheduled payments of principal and interest under the April 2004 10% note. Pursuant to an agreement in June 2004, Mr. Lieppe agreed to convert his $25,000 secured subordinated note into

714.29 shares of our common stock at a conversion price of $35 per share upon effectiveness of the registration statement that went effective on September 8, 2004.

         Transactions with Gerald Roth.
         ------------------------------

         In April 2003, Corporate Sports borrowed $75,000 under a one-year line of credit arrangement with Gerald Roth, as lender, on the same terms and conditions as the line of credit agreement with Charles A. Lieppe. Mr. Roth was a member of our board of directors between November 2003 and January 2006. Advances under the line of credit bore interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, were due and payable in March 2004, unless the agreement was extended for an additional one year by mutual agreement of the parties. The obligations under the line of credit agreement were secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for providing this loan, Corporate Sports granted five year warrants to Mr. Roth to purchase 0.375 shares of its common stock.

         In November 2003, the line of credit note issued by Corporate Sports to Mr. Roth was cancelled and exchanged for a new 7% bridge note in the amount of $75,000 issued by Utix and due in November 2004, and the warrants were exchanged for warrants to purchase 362.98 shares of Utix Common Stock at an exercise price of $20.70 per share. The new note was subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $1.5 million. The note was unconditionally guaranteed by Corporate Sports and convertible into shares of our common stock at Mr. Roth's option after December 2004. In consideration for the loan extension, Mr. Roth received a warrant entitling him to purchase 750 shares of our common stock at an exercise price of $1.00 per share.

         Pursuant to an agreement in June 2004, Mr. Roth agreed to convert his $750 note into 2,142.86 shares of our common stock at a conversion price of $35.00 per share upon effectiveness of our registration statement that became effective on September 8, 2004.

         Transactions with Steven Apesos.
         --------------------------------

         In April 2003, Corporate Sports borrowed $50,000 under a one-year line of credit arrangement with Steven Apesos, as lender, on the same terms and conditions as the line of credit agreement with Charles A. Lieppe described above. Mr. Apesos is our Executive Vice President. Advances under the line of credit bore interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, were due and payable in March 2004, unless the agreement was extended for an additional one year by mutual agreement of the parties. The obligations under the line of credit agreement were secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for providing this loan, Corporate Sports granted five year warrants to Mr. Apesos to purchase 0.250 shares of its common stock.

         In November 2003, the line of credit note issued by Corporate Sports to Mr. Apesos was cancelled and exchanged for a new 7% bridge note issued by Utix in the amount of $50,000 and due in November 2004, and the warrants were exchanged for warrants to purchase 24,199 shares of Utix common stock at an exercise price of $20.70 per share. At the same time, Mr. Apesos lent Utix an additional $10,000. The new notes aggregating $60,000 were subject to mandatory prepayment if, prior to such maturity date, we completed an equity financing of at least $1.5 million. The notes were unconditionally guaranteed by Corporate Sports and convertible into shares of our common stock at Mr. Apesos's option after December 2004. In consideration for the loan extension, Mr. Apesos received a warrant entitling him to purchase 600 shares of our common stock at an exercise price of $1.00 per share.

         In a similar transaction in July 2003, Mr. Apesos lent to Corporate Sports an additional $50,000, which accrued interest at the rate of 9% per annum and would have matured in August 2006. In consideration for providing this loan, Mr. Apesos received five year warrants to purchase common stock of Corporate Sports. Pursuant to the Share Exchange Agreement described below, the note issued by Corporate Sports was cancelled and exchanged for a note issued by Utix under the same terms and conditions as the original note issued by Corporate Sports, and the warrants were exchanged for warrants to purchase 967.95 shares of Utix common stock at an exercise price of $51.70 per share. The note was unconditionally guaranteed by Corporate Sports and convertible into 1,161.54 shares of our common stock at Mr. Apesos's option after December 2004. We had the right to prepay the note prior to August 1, 2004 by providing Mr. Apesos thirty-days notice and paying a 10% premium.

         In April 2004 Mr. Apesos lent Utix an additional $25,000, and we issued to him our $25,000 secured subordinated note that was due December 31, 2004. The note bore interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The note was subject to mandatory prepayment if, prior to the maturity date, we completed an equity financing of at least $3.5 million; upon prepayment, we would be required to pay a prepayment premium of 5% of the loan amount. The note was secured by a second priority security interest in all of our assets and in all of the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the note but excluding selective receivable financing on bundled retail products.

         Prior to the issuance of 15% notes that we issued in May 2004, Mr. Apesos agreed to fully subordinate his right to payment under his note and any security interest or lien securing the note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes shall occur and be continuing, Mr. Apesos was be entitled to receive regularly scheduled payments of principal and interest under the 10% notes.

         Pursuant to an agreement in June 2004, Mr. Apesos agreed to convert all of his notes, aggregating $135,000, into 3,857.14 shares of our common stock, at a conversion price of $35 per share. In consideration of the conversion, we agreed to reduce the exercise price of the warrants to purchase 967.95 shares issued to Mr. Apesos in July 2003 from $51.07 to $35 per share upon the effectiveness of our registration statement that became effective in September of 2004. We provided the same exercise price reductions to all other holders of our warrants exercisable at $51.70 per share who agreed to convert our notes into common stock at $35 per share.

         In August 2004, Mr. Apesos lent $100,000 to us under a sixty (60) day note which accrues interest at a rate of 12% per annum. As of October 31, 2004, the note became a demand note, of which $50,000 was repaid in the quarter ended March 2005.

         Transactions with Robert M. Rubin and related parties.
         ------------------------------------------------------

         In accordance with the terms of the Share Exchange Agreement, Robert M. Rubin committed to provide Corporate Sports with $300,000 of debt financing. In November 2003, the Rubin Family Irrevocable Stock Trust purchased $112,500 of our 7% bridge notes due November 2004, and Mr. Rubin arranged for unaffiliated persons to purchase an additional $187,500 of such 7% notes. All those notes were unconditionally guaranteed by Corporate Sports. As additional consideration for providing $112,500 of the $300,000 of loans, the Rubin Trust received warrants entitling it to purchase 112,500 shares of our common stock at an exercise price of $0.10 per share.

         In February 2004, in connection with the sale of $350,000 of additional 7% notes due in November 2004, the Rubin Family Irrevocable Stock Trust lent us an additional $150,000, arranged for an additional $100,000 of loans and received warrants to purchase 1,500 shares of our common stock at $10 per share. Pursuant to an agreement in June 2004, the Rubin Family Irrevocable Stock Trust extended the maturity date of the November bridge notes and February bridge notes to October 1, 2005 in exchange for us allowing the Trust, at any time prior to October 1, 2005, to convert the notes at $35 per share, subject to weighted average anti-dilution protection in the event that we issued shares of our common stock or notes or other securities convertible or exercisable for common stock, at a conversion or exercise price below $35 per share, and for our agreement to register the shares issuable upon such conversion in our next registration statement, as appropriate. In addition, if the average trading price of our common stock, as traded on the NASD OTC Bulletin Board or any other securities exchange, was equal to or greater than $70 per share for the 30 consecutive trading days immediately prior to the maturity date, then on the maturity date, we could have paid the notes either in cash or in shares of our common stock at $35 per share; provided that the Trust would receive at least 100% of the principal and interest on resale of the shares. In August 2004, the Rubin Trust agreed to rescind the agreement to extend the maturity date AB INITIO.

         In January 2005, we renegotiated the terms of an aggregate of $550,000 of our 7% notes due November 2004 with the Rubin Trust and three other investors introduced to us by Robert M. Rubin. Under the terms of the arrangement, the new 7% notes matured on November 2005 and were convertible by the holders at any time into shares of our common stock at a conversion price of $35 per share. In addition, we issued to the holders of these notes five year warrants to purchase an additional 15,714.29 shares of our common stock at an exercise price of $35 per share. As a result, the Rubin Trust (which had lent us $262,500) received its pro rata share of these warrants, which gave it the right to purchase 7,500 shares.

         Transaction with Anne Concannon.
         --------------------------------

         During fiscal year ended September 30, 2004, we paid Anne Concannon, a former member of our board of directors, $98,069 for her services as a Sales Executive. Ms. Concannon resigned as a member of our board of directors on January 3, 2005.

         Transaction related to Gary Palmer.
         -----------------------------------

         Our retail business strategy depends largely upon our development agreement and services agreement with WildCard Systems, Inc. Gary Palmer, who is the Chief Operating Officer and a Director of Wildcard Systems, joined our board of directors in December 2003. Mr. Palmer resigned as a member of our board of directors on December 14, 2004.

         Transaction related to Anthony G. Roth.
         ---------------------------------------

         In November 2003 we borrowed $10,000 from Anthony G. Roth, our President and Chief Executive Officer, and issued to him a 7% bridge note due November 2004.

         In April 2004 we issued to Roth Financial Group, Inc., which is controlled by Anthony G. Roth, secured subordinated notes for an aggregate amount of $185,000 due December 31, 2004. The notes bore interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The notes were subject to mandatory prepayment if, prior to such maturity date, we completed an equity financing of at least $3.5 million; upon such prepayment, we would have been required to pay a prepayment premium of 5% of the loan amount. The notes were secured by a second priority security interest in all of our assets and the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the notes but excluding selective receivable financing on bundled retail products.

         Prior to the issuance of 15% notes that we issued in May 2004, Roth Financial Group agreed to fully subordinate his right to payment under his note and any security interest or lien securing such note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes occurred and was continuing, Roth Financial Group was entitled to receive regularly scheduled payments of principal and interest under the 10% notes. Pursuant to an agreement in June 2004 Mr. Roth and Roth Financial Group agreed to convert $175,000 of the total indebtedness owed to them into 5,000 shares of our common stock at a conversion price of $35 per share upon effectiveness of our registration statement that became effective in September of 2004.

         Transaction with Joel Pensley.
         ------------------------------

         In May 2004, we agreed to repurchase for $1,500, an aggregate of 15,000 of the 24,700 shares of our common stock owned by Joel Pensley at the time of the repurchase. We cancelled the 15,000 shares repurchased. Mr. Pensley was the former President and principal stockholder of Utix prior to the November 2003 share exchange. In partial consideration of the stock repurchase, we issued to Mr. Pensley a five year warrant to purchase up to 7,500 of our shares of common stock at an exercise price of $15 per share. We also agreed to file a registration statement under the Securities Act covering the 9,700 remaining shares owned by Mr. Pensley as well as the 7,500 shares issuable upon exercise of his warrant. The registration statement covering Mr. Pensley's shares was filed in September 2004.

         Transactions with John Winfield and related parties.
         ----------------------------------------------------

         In February, 2005, we raised $1,500,000 through the sale of a $1,000,000 convertible promissory note to John Winfield and the InterGroup Corporation and the sale of 12,500 shares of our common stock at $40 per share through Laconia Capital Corporation, a registered broker-dealer. In connection with these transactions, John Winfield and the InterGroup Corporation purchased a total of 23,230.71 shares of our common stock from Anne Concannon, a former member of our board of directors, and 4 persons introduced to us by Great Court Capital, LLC, and purchased 10,000 shares of our common stock from Jonathan Adams, a present member of our board of directors, both in privately negotiated transactions. John Winfield also entered into an advisory agreement with us which provides, among other things, that we will issue warrants to him to purchase 20,000 shares of our common stock at $55 per share, and we will pay him a 6% commission on any sales made by us to any purchaser of our products that he introduces to us.

         Transactions with Gravitas, LLC.
         --------------------------------

         In February 2005, we sold $600,000 in convertible notes through Gravitas, LLC, a registered broker-dealer. Gravitas acted as a placement agent for our shares of common stock in our "best efforts" public offering that were registered for resale in a registration statement that went effective September 8, 2004.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         Each of our non-employee directors, other than Mr. Lieppe, have been compensated for their service on the Board through grants under our 2003 Stock Option Plan on the following dates of non qualified stock options to purchase the following numbers of shares under the following terms:

          o December 31, 2003 -- 1,000 shares at $40 per share, vesting over a 3 year period, expiring after 10 years;

          o September 8, 2004 -- 1,000 shares at $35 per share, vesting over a 3-year period, expiring after 10 years;

          o March 22, 2006 -- 56,250 shares at $2.00 per share, vesting over a 3-year period, expiring on February 24, 2016; and

          o April 3, 2006 -- 35,000 shares at $2.00 per share, vesting over a 3-year period, expiring on February 24, 2016.

         Mr. Lieppe, who serves as Co-Chairman of the Board of Directors, was compensated for his service on the Board through grants under the 2003 Stock Option Plan on the following dates of non qualified stock options to purchase the following numbers of shares on the following term:

          o December 31, 2003 -- 10,000 shares at $40 per share, vesting over a 3-year period, expiring after 10 years;

          o September 8, 2004 -- 10,000 shares at $35 per share and 250 shares at $35 per share, all vesting over a 3-year period, expiring after 10 years;

          o March 22, 2006 -- 37,500 shares at $2.00 per share, vesting over a 3-year period, expiring on February 24, 2016; and

          o April 3, 2006 -- 22,500 shares at $2.00 per share, vesting over a 3-year period, expiring February 24, 2016.

         Jonathon Adams, who serves a Co-Chairman of the Board of Directors, received $91,769 for service on the Board during fiscal 2004, and $75,000 for service on the Board during fiscal 2005. As of June 2006, Mr. Adams' annual compensation has been reduced to $12,000 per annum. In addition to the options granted to non-employee directors other than Mr. Lieppe, Mr. Adams received a grant under the 2003 Stock Option Plan on September 8, 2004 to purchase 25,000 shares at $35 per share, vesting over a 3-year term, and expiring after 10 years.

         In addition, directors are reimbursed for expenses actually incurred in connection with each meeting of the Board or any committee of the Board they attend.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to compensation earned during the fiscal year ended September 30, 2005 by our executive officers. Other than the executive officers listed below, no other executive officers earned compensation exceeding $100,000 during the fiscal year ended September 30, 2005. The compensation indicated in the following table includes compensation earned from or paid by Utix Group and Corporate Sports during the last three fiscal years.

     NAME AND PRINCIPAL                                                         LONG-TERM               ALL OTHER
         POSITION                           ANNUAL COMPENSATION                COMPENSATION            COMPENSATION
     ------------------                     -------------------                ------------            ------------

                                                                                Securities
                                   Fiscal                                       Underlying
                                  Year 9/30      Salary           Bonus      Options/SAR's (#)
                                  ---------      ------           -----      -----------------
Anthony G. Roth President,           2005       $158,077 (1)     $50,000        24,350 (2)                    --
Chief                                2004       $148,043         $25,000        17,850                        --
Executive Officer and Director       2003       $136,062         $ 3,046        10,000                        --

John F. Burns,                       2005       $115,596         $20,000        --                            --
Chief Financial Officer              2004       $105,217         --             8,700                         --
(through July 31, 2005)              2003       --               --             --                            --

Steven Apesos, E.V.P. Business       2005       $122,306         $6,000         --                            --
Development (through October         2004       $107,585         --             2,450                         --
28, 2005)                            2003       $ 41,538         --             --                            --

Cynthia A. Cronan, Chief             2005       $105,769         $11,000        2,000 (3)                     --
Accounting Officer,                  2004       $ 55,769         --             1,500                         --
V.P. Finance and                     2003       --               --             --                            --
Operations


(1) Effective January 30, 2006, Anthony G. Roth began receiving a base salary of $220,000 annually.

(2) 10,000 of these shares are issuable upon exercise of incentive stock options exercisable at $50 per share, 7,850 shares are issuable upon exercise of incentive stock options exercisable at $35 per share, and 6,500 shares are issuable upon exercise of incentive stock options exercisable at $40.00 per share, all vesting over four years.

(3) 300 of these shares are issuable upon exercise of incentive stock options exercised at $50 per share, 1,200 shares issuable upon exercise of incentive stock options at $35 per share, and 500 shares are issuable upon exercise of incentive stock options exercisable at $40 per share, all vesting over four years.

OPTIONS AND SAR GRANTS

         The following table sets forth information with respect to stock option grants made during the last completed fiscal year to the named executive officers in the Summary Compensation Table. No SARs were granted to any of the named executive officers during the last fiscal year.


                              NUMBER OF        % OF TOTAL
                             SECURITIES          OPTIONS
                             UNDERLYING         GRANTED TO
                              OPTIONS          EMPLOYEES IN
            NAME              GRANTED             PERIOD         EXERCISE PRICE      EXPIRATION DATE
--------------------------------------------------------------------------------------------------------------

Anthony Roth                     10,000           27.5%               $50                12-31-13
                                  7,850                               $35                  9-8-14

Jack Burns                        7,500           13.4%               $35                  9-8-14
                                    200                               $40                12-31-13
                                  1,000                               $50                  2-1-07

Steven Apesos                     1,200            3.7%               $35                  9-8-14
                                    250                               $35                  9-8-14
                                  1,000                               $50                12-31-13

Cynthia Cronan                    1,200            2.2%               $35                  9-8-14
                                    300                               $50                  2-1-14


AGGREGATED OPTION/SAR EXERCISES AND FY-END VALUES

         During the last completed fiscal year, no stock options or SARs were exercised by any of the name executive officers in the Summary Compensation Table, and none of the stock options or SARs held by them was in-the-money at the end of the last fiscal year.

LONG TERM INCENTIVE PLAN ("LTIP") AWARDS

         During the last completed fiscal year, the Company did not make any LTIP awards.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

         ANTHONY G. ROTH, our President and Chief Executive Officer, has a five-year employment agreement with the Company that became effective January 2, 2002 and was amended in November 2003. Pursuant to the amended agreement, Mr. Roth is paid an annual salary of $150,000 and was awarded a one-time bonus of $25,000 on November 13, 2003. Under this agreement, Mr. Roth is eligible for an annual bonus of up to 75% of his salary and is entitled to one-year severance if he is terminated by us without cause. If Mr. Roth is terminated following of a change in control, he will be entitled to two-years severance. Mr. Roth was also granted options to purchase (a) 10,000 shares of our common stock at $50.00 per share, and (b) 7,850 shares of our common stock at $35.00 per share, all of which vest over four years pursuant to our stock option plan, which was adopted by our board of directors in November 2003. Effective January 30, 2006, Anthony
G. Roth began receiving a base salary of $220,000 annually. In addition, Mr. Roth has been granted additional options to purchase (a) 6,500 shares of our common stock at $40.00 per share, and (b) 150,000 shares of our common stock at $2.00 per share, all of which vest over a period of four years.

         Mr. Roth has also agreed that he will not directly or indirectly disclose confidential information or otherwise engage in any activities competitive with our business for so long as he shall be performing services for us, and for three years thereafter. Furthermore, no amendment of Mr. Roth's employment agreement or other increases in compensation, bonuses, stock options, benefits or other transactions may be effected by us without the consent of a majority of the disinterested members on our board of directors and the affirmative approval and recommendation of not less than a majority of the three directors comprising the Compensation Committee.

         MARK L. POVER, our Chief Financial Officer (CFO), entered into an Employment Agreement with Utix on February 1, 2006 under which he became our CFO effective March 1, 2006. The agreement has a one-year term and automatically renews for successive one-year terms unless Mr. Pover or Utix gives written notice of the desire to terminate the agreement at least six months prior to the scheduled end of a term. Under the agreement, Mr. Pover will be paid an annual base salary of $192,000, which amount will be reviewed and adjusted periodically by Utix's Compensation Committee. Based on his individual performance, Utix's general operating performance, and certain other factors, Mr. Pover will also be eligible for an annual performance bonus equal to up to 30% of his annual base salary. The agreement also provides for:

          o Utix to grant Mr. Pover ten year options to purchase an amount of shares of its common stock equal to 1.5% of the issued and outstanding stock on the date his employment commenced, with the options to vest at the rate of 25% after one year and 2.1% per month at the end of each of the next 36 months thereafter;

          o Utix to pay Mr. Pover a $8,000 bonus on the six month anniversary of his employment (subject to review by the Chief Executive Officer); and

          o Utix to provide Mr. Pover with all benefits that are generally made available to Utix's senior executives.

         Mr. Pover's Employment Agreement provides that it may be terminated by Utix either for "cause," upon the death or disability of Mr. Pover, or for his poor performance (as determined by Utix's board of directors).

          o If Utix terminates the Employment Agreement for "cause," Utix will pay Mr. Pover his annual base salary, and pro-rated annual bonus, earned through his last day of employment, and any stock options not yet vested as of the last day of his employment will be canceled.

          o If Mr. Pover's employment is terminated for reason of his death or "disability," Utix will, for nine months following the date of his death or deemed disability, continue to pay to him, his surviving spouse, if living, or his estate, his annual base salary plus any accrued bonus, computed at a rate of 110% of the previous year's bonus, pro-rated for the partial year and continue to provide full benefits.

          o If Mr. Pover's employment is terminated because of his poor performance, as determined by the Board of Directors, Utix will provide him with his base salary, benefits, and annual bonus for a period of nine months following the date of termination, with the bonus to be computed at a rate of 110% of the previous years bonus, pro-rated for the partial year. In addition, Mr. Pover will retain all stock options, warrants, restricted stock and/or other equity arrangements vested as of the date of termination, 50% of the then-remaining unvested portion of any such equity arrangements shall automatically vest, and all remaining unvested equity arrangements will be canceled.

          o Mr. Pover may terminate the Employment Agreement upon thirty days prior written notice to the Board of Directors if Utix (a) reduces his title, scope of authority, duties or responsibilities, or (b) relocates his principal workplace, increasing his commute by more than twenty miles (in each case, a "Material Modification"), or he may otherwise voluntarily resign; provided the notice is delivered to the Chairman of the Board within 60 days following the occurrence of the Material Modification, or "voluntary resignation."

          o If Mr. Pover's employment is terminated due to a Material Modification, Utix will pay him his base salary, benefits, and bonus for a period of 9 months following the date of termination. In addition, Mr. Pover will retain (a) all stock options, warrants restricted stock and other equity arrangements vested as of the date of termination, and (b) 100% of the then remaining unvested portion of the restricted stock will automatically vest.

          o If the Employment Agreement is terminated due to Mr. Pover's "voluntary resignation," Utix will pay his annual base salary and annual bonus earned to and including the last day of employment, and any statutory benefits, and all stock options not yet vested on the last day of employment will be canceled.

          o If Mr. Pover's employment is terminated other than for disability or death, or for cause, within 12 months following a "change in control" of Utix, then Utix will pay him his base salary and benefits, as well as an annual bonus, for a period of twelve (12) months following the date of termination. In that case: (a) Mr. Pover will receive benefits in full for the 12 month period following the termination; (b) his bonuses will be computed at a rate of 150% of the previous year's bonus or an amount as negotiated between the parties, but in no event shall such amount be less than 60% of Mr. Pover's then current base salary; (c) all stock options, warrants, restricted stock and other equity arrangements vested as of the date of termination will remain with Mr. Pover; and (d) 100% of the then remaining unvested portion of all of his stock options, warrants, restricted stock and any other equity arrangements will automatically become vested, exercisable and/or granted as the case may be.

         Mr. Pover's Employment Agreement also contains confidentiality, non competition, and non solicitation provisions.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following discloses, as of June 12, 2006, information concerning the ownership of our common stock and Series A preferred stock by:

          o each person who is known by us to own beneficially 5% or more of our common stock or more than 5% of our Series A preferred stock,

          o    each of our directors,

          o each named executive officer identified in the Summary Compensation Table, and o all officers and directors as a group.

          A person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within sixty
(60) days. Beneficial ownership also includes shares indirectly held or shares over which a person has the right, by contract, understanding or other arrangement, to exercise voting or dispositive powers. As of June 12, 2006, there were an aggregate of 1,469,549 shares of common stock outstanding, and there were 1,087 shares of Series A preferred stock outstanding.

          Except as otherwise required by law, the Series A preferred stock has the right to vote with our common stock as a single class on any matter on which the holders of common stock are entitled to vote (including the election of directors). Each share of Series A preferred stock is entitled to one vote for each share of common stock that would be issuable upon conversion of that share on the record date. As of June 12, 2006, each share of Series A preferred stock was entitled to 2,500 votes (or 2,732,500 votes in the aggregate for all outstanding shares of Series A preferred stock).

          Except as otherwise indicated, we believe that the persons identified in the table have sole voting and dispositive power with respect to their shares. Unless otherwise indicated, the address for each beneficial owner is c/o Utix Group, Inc., 7 New England Executive Park, Suite 610, Burlington, MA 01803.

                                                         COMMON STOCK                        SERIES A PREFERRED STOCK
                                                    BENEFICIALLY OWNED(1)                      BENEFICIALLY OWNED(1)
                                                    ---------------------                      ---------------------
NAME AND ADDRESS                                  NUMBER            PERCENT               NUMBER                 PERCENT
----------------                                  ------            -------               ------                 -------
5% STOCKHOLDERS:
Austin W. Marxe (2)                             2,500,000            63.0%                 800                    73.6%
527 Madison Avenue
Suite 2600
New York, NY 10022

Palisades Master Fund, LP (3)                    625,000             29.3%                 194                    17.8%
200 Mansell Court East, Suite 550
Roswell, GA 30076


                                                         COMMON STOCK                        SERIES A PREFERRED STOCK
                                                    BENEFICIALLY OWNED(1)                      BENEFICIALLY OWNED(1)
                                                    ---------------------                      ---------------------
NAME AND ADDRESS                                  NUMBER            PERCENT               NUMBER                 PERCENT
----------------                                  ------            -------               ------                 -------

5% STOCKHOLDERS (CONT.):
Little Wing L.P. (4)                             270,262             16.8%                  34                     3.1%
c/o Quilcap Corp.
145 East 57th St., 11th Floor
New York, NY 10022

John Winfield and The InterGroup                 145,146             9.99%                  --                       --
Corporation (5)
820 Moraga Drive
Los Angeles, CA  90049

SCG Capital Management, LLC (6)                  125,000              7.8%                  40                     3.7%
19495 Biscayne Blvd., Suite 608
Aventura, FL 33180

Rubin Family Irrevocable Stock Trust (7)         116,406              7.8%                  --                       --
25 Highland Boulevard
Dix Hills, NY  11746

Charles Warshaw (8)                               79,567              5.4%                  --                       --
5 Phaeton Drive
Melville, NY 11747

Nite Capital LP (9)                               78,125              5.3%                  --                       --
100 E. Cooke Ave., Suite 201
Libertyville, IL 60048

Mort Goulder (10)                                 78,127              5.2%                  --                       --
97 Ridge Road
Hollis, NH 03049

                                                         COMMON STOCK                        SERIES A PREFERRED STOCK
                                                    BENEFICIALLY OWNED(1)                      BENEFICIALLY OWNED(1)
                                                    ---------------------                      ---------------------
NAME AND ADDRESS                                  NUMBER            PERCENT               NUMBER                 PERCENT
----------------                                  ------            -------               ------                 -------

NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Charles Lieppe (11)                               47,803              3.2%                  --                       --
Co-Chairman of the Board of Directors

Jonathan Adams (12)                               47,733              3.3%                  --                       --
Co-Chairman of the Board of Directors

Anthony Roth (13)                                 23,107              1.6%                  --                       --
President, Chief Executive Officer,  and
Director

Robert Powers (14)                                1,167                *                    --                       --
Director

Cynthia Cronan (15)                                575                 *                    --                       --
Chief Accounting Officer

Robert Corliss (16)                                833                 *                    --                       --
Director

Mark L. Pover (17)                                  0                  *
Chief Financial Officer

All Executive Officers and Directors as a        121,218              8.1%                  --                       --
Group (6 persons) (18)

--------------------------------------------
*Less than one percent

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the SEC, shares of common stock that an individual or group has a right to acquire within sixty
(60) days pursuant to the exercise of options or warrants, or the conversion of preferred stock are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Utix Group common stock shown as beneficially owned by him.

(2) Consists of: (i) 1,000,000 shares of common stock issuable upon conversion of 400 shares of Series A preferred stock held by Special Situations Private Equity Fund, L.P., (ii) 250,000 shares of common stock issuable upon exercise of currently exercisable warrants held by Special Situations Private Equity Fund, L.P., with an exercise price of $4.00 per share, (iii) 730,000 shares of common stock issuable upon conversion of 292 shares of Series A preferred stock held by Special Situations Fund III, QP, L.P., (iv) 182,500 shares of common stock issuable upon exercise of currently exercisable warrants held by Special Situations Fund, QP, L.P., with an exercise price of $4.00 per share, (v) 210,000 shares of common stock issuable upon conversion of 84 shares of Series A preferred stock held by Special Situations Cayman Fund, L.P., (vi) 52,500 shares of common stock issuable upon exercise of currently exercisable warrants held by Special Situations Cayman Fund, L.P., with an exercise price of $4.00 per share,
(vii) 60,000 shares of common stock issuable upon conversion of 24 shares of Series A preferred stock held by Special Situations Private Fund III, L.P., and
(viii) 15,000 shares of common stock issuable upon exercise of currently exercisable warrants held by Special Situations Fund III, L.P., with an exercise price of $4.00 per share. Austin W. Marxe, is a general partner of each of Special Situations Private Equity Fund, L.P., Special Situations Fund III, QP, L.P, Special Situations Cayman Fund, L.P., and Special Situations Private Fund III, L.P. (collectively, the "Funds"), and has voting and investment power over the shares owned by the Funds. Mr. Marxe disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(3) Includes: (i) 485,000 shares of common stock issuable upon conversion of 194 shares of Series A preferred stock held by Palisades Master Fund, LP ("Palisades"), and (ii) 125,000 shares of common stock issuable upon exercise of currently exercisable warrants held by Palisades. Andrew Reckles is the general partner of Palisades and has sole voting and investment power over the shares owned by Palisades. Mr. Reckles disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4) Includes: (i) 85,000 shares of common stock issuable upon conversion of 34 shares of Series A preferred stock held by Little Wing L.P., and (ii) 51,702 shares of common stock issuable upon exercise of currently exercisable warrants held by Little Wing. Quilcap Corp. is the general partner of Little Wing and has sole voting and investment power over the shares owned by Little Wing. Parker L. Quillen is the President of Quilcap Corp. Mr. Quillen and Quilcap Corp. disclaim beneficial ownership of these shares, except to the extent of their pecuniary interest therein.

 (5) Includes: (i) 92,892 shares of common stock held by Mr. Winfield, and (ii) 52,254 shares of common stock held by The InterGroup Corporation over which Mr. Winfield has sole voting and investment power. Mr. Winfield and InterGroup also hold warrants and convertible notes with respect to an aggregate of 313,084 shares that are not included because they are subject to agreements with the Company that the warrants cannot be exercised and the notes cannot be converted at any time when the result would be to cause Mr. Winfield and InterGroup to beneficially own more than 9.99% of the outstanding common stock of the Company.

(6) Consists of: (i) 100,000 shares of common stock issuable upon conversion of 40 shares of Series A preferred stock held by SCG Capital Management, LLC ("SCG Capital"), and (ii) 25,000 shares of common stock issuable upon exercise of currently exercisable warrants held by SCG Capital, with an exercise price of $4.00 per share. Stephen Geduld is the Manager of SSG Capital and has sole voting and investment power over the shares owned by SCG Capital. Stephen Geduld is the managing partner of Geduld Capital. Mr. Geduld disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them.

(7) Includes 20,906 shares of common stock issuable upon exercise of currently exercisable warrants held by Rubin Family Irrevocable Stock Trust ("Rubin Trust"). Margery C. Rubin, as trustee, holds voting and investment power over the securities held by the Rubin Trust. Ms. Rubin disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein.

(8) Includes 16,817 shares of common stock issuable upon exercise of currently exercisable warrants held by Mr. Warshaw.

(9) Includes 15,625 shares of common stock issuable upon exercise of currently exercisable warrants held by Nite Capital.

(10) Includes 11,750 shares of common stock issuable upon exercise of currently exercisable warrants held by Mr. Goulder.

(11) Includes: (i) 6,976 shares of common stock issuable upon exercise of currently exercisable warrants held by Mr. Lieppe, and (ii) 10,083 shares of common stock underlying stock options held by Mr. Lieppe. Does not include 70,167 additional shares underlying options that vest over a period of three years.

(12) Includes 625 shares of common stock underlying stock options held by Mr. Adams. Does not include 20,625 additional shares underlying options that vest over a period of four years.

(13) Consists of: (i) 14,519 shares of common stock registered in the name of Roth Financial Group, Inc., a company wholly-owned by Anthony G. Roth and his wife, for which Mr. Roth controls the voting and investment power, and (ii) 8,588 shares of common stock underlying stock options held by Mr. Roth. Does not include 165,762 additional shares underlying options that vest over a period of four years.

(14) Consists of 1,167 shares of common stock underlying stock options held by Mr. Powers. Does not include 41,333 additional shares underlying options that vest over a period of three years.

(15) Consists of 575 shares of common stock underlying stock options held by Ms. Cronan. Does not include 16,425 additional shares underlying options that vest over a period of four years.

(16) Consists of 833 shares of common stock underlying stock options held by Mr. Corliss. Does not include 34,167 additional shares underlying options that vest over a period of three years.

(17) Does not include 70,000 shares underlying options that vest over a period of four years.

(18) Includes (i) 14,519 shares of common stock registered in the name of Roth Financial Group, Inc., a company for which Anthony Roth controls the voting and investment power, (ii) 6,976 shares of common stock issuable upon exercise of currently exercisable warrants held by Charles Lieppe, and (iii) 21,871 shares of common stock underlying stock options. Does not include 338,229 additional shares underlying options that vest over a period of four years.


PROPOSAL 2.    APPROVAL OF THE 2003 STOCK OPTION PLAN AMENDMENT

          This Company's Board of Directors has adopted, and is seeking approval of, an amendment (the "Amendment") to the Company's 2003 Stock Option Plan, as amended (the "Option Plan"), that would increase the number of shares of common stock available for issuance to eligible employees, non-employee Directors and consultants of the Company under the Option Plan from 126,000 to 750,000 shares (the numbers of shares have been adjusted to reflect a one-for-100 reverse stock split of the Company's Common stock effected on April 7, 2006).

          The Company effected a major financing and restructuring of its capitalization in January of 2006. Under the financing, the Company issued 1,093 shares of Series A convertible preferred stock that are convertible into 2,732,500 shares of its common stock, and it issued related options to purchase up to 683,125 shares of its common stock at $4.00 per share. Subsequently, the Company converted outstanding indebtedness and related warrants into 1,684,781 shares of common stock and warrants exercisable to purchase 480,361 shares of common stock at $4.00 per share.

          Under the terms of the financing and debt restructuring, the investors and debt holders agreed to permit the Company to issue up to an aggregate of 750,000 shares of common stock under all of its employee equity compensation plans. As of the date hereof, we have 1,469,549 shares of common stock issued and outstanding. In addition, we have issued (i) 1,087 shares of our Series A preferred stock, which are convertible into an aggregate of 2,717,500 shares of our common stock, and (ii) 1,163,487 warrants to purchase shares of our common stock. Therefore, the 750,000 shares reserved for stock options under the Option Plan, if the Amendment is approved, would constitute approximately 11.7% of our common stock on a fully-diluted basis.

          The number of shares to be authorized under the Option Plan has been agreed to by the purchasers of the Series A preferred stock and the Company's debt holders as part of the financing and debt restructuring, and the Board believes that this number of shares is appropriate and in the best interests of the Company for grants of options to eligible employees, non-employee directors, advisors and consultants, in order to retain, motivate and reward those individuals for their services to the Company.

          At the Annual Meeting, the stockholders of the Company will be asked to approve the Amendment described above. Approval by the stockholders of the Company is required for any incentive stock options issued with respect to the additional shares authorized by the Amendment to qualify for treatment as incentive stock options under the Internal Revenue Code.

SUMMARY OF THE OPTION PLAN

          The Option Plan provides that every person who, at the date of grant of an option, is an employee of the Company or a subsidiary of the Company is eligible to receive a Non-qualified Stock Option grant or an Incentive Stock Option grant. Consultants and non-employee Directors are eligible to receive Non-qualified Stock Option grants. All Incentive Stock Option Grants must comply with the provisions of the Internal Revenue Code, including the granting of such options at an exercise price at least equal to fair market value at the date of grant. The maximum number of shares currently available for grant is 126,000, of which 74,120 had been granted as of the date of this filing, at average exercise prices of $5.82 per share. Options for an additional aggregate of 639,525 shares exercisable at $2.00 per share were granted on March 22, 2006 and April 3, 2006 subject to the ratification by stockholders of the Amendment proposed for adoption at this meeting and ratification of those options. All stock option grants are approved by the Compensation Committee of the Board of Directors and have vesting periods of up to four years, as approved by the Compensation Committee. The options terminate after 10 years, or if earlier upon termination of an individual's employment or relationship with the Company and must be exercised within ninety (90) days of such event.

          See Appendix B to this Proxy Statement for the text of the Option Plan as amended.

TAX CONSEQUENCES

                  The following summary of federal income tax consequences of Option Plan transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete and does not discuss state, local or non-U.S. tax consequences.

                  The grant of an incentive stock option ("ISO") will not result in taxable income to the option holder, and the exercise of an ISO will not result in taxable income to the individual provided that he or she was an employee of the Company during the period beginning on the date of grant and ending on the date three months prior to the date of exercise of the option. If the option holder does not sell or otherwise dispose of the stock within two years from the date of grant of the ISO or within one year after the transfer of the underlying stock to him or her, then, upon disposition of the shares, any amount realized in excess of the exercise price will be taxed to the individual as capital gain, and the Company will not be entitled to any deduction for income tax purposes. If the foregoing holding periods are not met, the option holder will generally realize ordinary compensation income and a corresponding deduction will be allowed to the Company at the time of disposition of the shares, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the exercise price.

                  The excess of the fair market value of the shares at the time of exercise of an ISO over the exercise price is an adjustment that is generally included in the calculation of an individual's alternative minimum taxable income for the year in which the ISO is exercised. The exercise of an ISO through the exchange of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the individual at the time of exercise as ordinary income.

                  The grant of a non-qualified stock option ("NQSO") will not result in taxable income to an option holder. Instead, the individual will realize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction in the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as the Company withholds the appropriate taxes with respect to such taxes (if required) and if the participant's total compensation is deemed reasonable in amount. This income will be subject to withholding for federal income and employment tax purposes. Gains or losses realized by the option holder upon disposition of such shares will be treated as capital gains or losses, and the basis in such shares will be equal to the fair market value of the shares at the time of exercise. The exercise of an NQSO through the delivery of previously acquired stock will generally be treated in the same manner as such an exercise would be treated in connection with the exercise of an ISO.

VOTE REQUIRED FOR APPROVAL

                  A quorum being present, the affirmative vote of a majority of the votes cast is necessary to approve the Amendment to the Stock Option Plan as proposed by the Board.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE STOCK OPTION PLAN AMENDMENT.

PROPOSAL 3.    RATIFICATION OF OPTIONS FOR AN AGGREGATE OF 639,525 SHARES
               GRANTED ON MARCH 22, 2006 AND APRIL 3, 2006

          As described above under Proposal 3, the Board approved the Amendment that will increase the number of shares available under the Option Plan from 126,000 to 750,000 in conjunction with authorizations for the financing and capitalization restructuring in January of 2006. On March 22, 2006 and April 3, 2006 (the "Grant Dates") the Board authorized grants of options to eligible participants to purchase an aggregate of 639,525 shares under the Option Plan. Because at that time options with respect to an aggregate of 74,120 shares had been granted under the Option Plan and the stockholders had only approved the authorization of grants of options with respect to 126,000 shares, the Board provided that the grants made on the Grant Dates would be subject to the approval and ratification of stockholders of both the Amendment and the grants of the options with respect to the 639,525 shares. All of the option grants made on the Grant Dates to employees were made at $2.00 per share (the then market price of the Company's common stock), were made subject to vesting over a four-year period, and terminate on February 24, 2016. All option grants made to non-employee directors were made at $2.00 per share, are subject to a three-year vesting period, and terminate on February 24, 2016. The following New Plan benefits table provides additional information with respect to the options for 639,525 shares granted on the Grant Dates.

                                NEW PLAN BENEFITS

                                                   Securities             Price Per         Market Value of Common
Name and Position                              Underlying Options           Share         Stock Underlying Options(1)
-----------------                              ------------------           -----         ---------------------------
Anthony G. Roth
President, Chief Executive Officer,
Director                                             150,000                 $2.00                  $298,500

John F. Burns,
Chief Financial Officer
(through July 31, 2005)                                --                     --                      $--

Steven Apesos, E.V.P.
Business Development
(through Oct. 28, 2005)                                --                     --                      $--

Cynthia A. Cronan
Chief Accounting Officer,
V.P. Finance and Operations                           15,000                 $2.00                   $29,850

Current Executive Officer Group                      235,000                 $2.00                  $467,650

Non-Executive Director Group                         151,250                 $2.00                  $300,988

Non-Executive Employee Group                          19,775                 $2.00                   $39,352

--------------------------------------
(1) Based on $1.99 per share, the closing price for the Company's common stock on June 9, 2006. Does not reflect deduction for cost of acquiring common stock by payment of option exercise price.

VOTE REQUIRED FOR APPROVAL

         A quorum being present, the affirmative vote of a majority of the votes cast is necessary to approve the ratification of grants of options on March 22, 2006 and April 3, 2006 for an aggregate of 639,525 shares as proposed by the Board.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF GRANTS OF OPTIONS FOR 639,525 OPTIONS UNDER THE OPTION PLAN, MADE ON MARCH 22, 2006 AND APRIL 3, 2006.


 PROPOSAL 4.   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee and the Board of Directors each recommend that the stockholders ratify the appointment of the accounting firm of Vitale, Caturano & Company, Ltd. to serve as the Company's independent public accountants for the fiscal year ending September 30, 2006. Vitale, Caturano & Company, Ltd. has served in that capacity since January 21, 2004. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all auditing services and the terms thereof and non-audit related services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended, or the applicable rules of the Securities and Exchange Commission or the Public Accounting Oversight Board) to be provided to the Company by the independent accountant.

         Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of the stockholders, the Board believes it is sound policy and in the best interests of its stockholders to do so. In the event that ratification of Vitale, Caturano & Company, Ltd. as the Company's independent public accountant is not obtained at the annual meeting, the Board will reconsider its appointment. Representatives of Vitale, Caturano & Company, Ltd. will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

 INDEPENDENT ACCOUNTANT FEES

         The aggregate fees for each of the last two fiscal years for services rendered by Vitale, Caturano & Company, Ltd. ("Vitale") are as follows:

         Audit Fees
         ----------

         This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-QSB and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

         Vitale provided professional services for the audit of the Company's annual financial statements for the Fiscal years ended September 30, 2005 and 2004. Vitale's audit fees were $115,500 and $139,343, respectively, for these services.

         Audit Related Fees
         ------------------

         This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

         For the fiscal years ended December 31, 2005 and 2004, the Company did not incur any fees for assurance and related services.

         Tax Fees
         --------

         This category consists of professional services rendered by the independent auditor for tax compliance and tax planning.

         For the fiscal years ended December 31, 2005 and 2004, the Company did not incur any fees for assurance and related services.

         All Other Fees
         --------------

         This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

         For the fiscal years ended December 31, 2005 and 2004, the Company did not receive any products or services in this category from Vitale.

         For fiscal years 2005 and 2004, 100% of the services described in each of the above were pre-approved by the Audit Committee. There were no non-audit services performed during 2005.

         The Company's annual audit, quarterly review and tax related fees which are estimated to be paid during the year are submitted annually to the Audit Committee for their review and pre-approval and then budgeted for by the Company. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee's Charter.

 VOTE REQUIRED FOR APPROVAL

         A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF VITALE, CATURANO & COMPANY, LTD. AS THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

 EXPENSES OF SOLICITATION

         The cost of soliciting proxies, including expenses in association with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, Email and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

         The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from stockholders relating to the Company. Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors should contact the Audit Committee. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Audit Committee will route these communications to appropriate committees or directors if the intended recipients are clearly indicated. Any record or beneficial owner of the Company's common stock who has concerns about the Company's accounting, internal accounting controls, or auditing matters relating to the Company should also contact the Audit Committee.

         Written communications should be addressed to Utix Group, Inc., 7 New England Executive Park, Suite 610, Burlington, MA 01803, Attention: Audit Committee. Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of common stock, to file reports of ownership and shares in ownership with the Securities and Exchange Commission. We are required to identify any director or executive officer who fails to timely file with the SEC any required report relating to ownership or changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.
 The Company believes that during 2005 its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making the foregoing statement, the Company has relied upon examination of copies of Forms 3, 4, and 5, and amendments thereto, provide to the Company by, and written representations of, its directors and officers and 10% stockholders.

ANNUAL MEETING ATTENDANCE

         Last year, all directors and nominees for directors attended the Annual Meeting of Stockholders, and all are expected to attend this year. Directors and nominees are encouraged but not required to attend all stockholder meetings.

STOCKHOLDER PROPOSALS

         The Board of Directors has not yet determined the date on which the next annual meeting of Stockholder of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

         Proposals can be sent to the Secretary of the Company as its executive offices at 7 New England Executive Park, Suite 610, Burlington, MA 01803.

OTHER MATTERS

         The Board does not know of any matters other than those described in their Proxy Statement which will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

         Regardless of the number of shares you own, your vote is important to the Company. Please complete, sign, date and promptly return the enclosed proxy card today.

                                              By Order of the Board of Directors



                                              /s/ Mark L. Pover
                                              ----------------------------------
                                              Mark L. Pover
                                              Secretary
Burlington, Massachusetts
June 14, 2006

APPENDIX A


                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                UTIX GROUP, INC.


1.   PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors of Utix Group, Inc. (the "Company") shall assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to: (i) the integrity of the financial reports and other financial information provided by the Company to the public or any governmental body; (ii) the Company's compliance with legal and regulatory requirements; (iii) the Company's systems of internal controls regarding finance, accounting and legal compliance; (iv) the qualifications and independence of the Company's independent auditors; (v) the performance of the Company's internal audit function and independent auditors; (vi) the Company's auditing, accounting, and financial reporting processes generally; and (vii) the performance of such other functions as the Board may assign from time to time. To this end, the Committee will maintain free and open communication with the Board, the independent auditors, the Company's internal auditor and any other person responsible for the financial management of the Company. The Committee will also prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be filed in the Company's annual proxy statement. Consistent with its functions, the Committee will encourage continuous improvement of, and will foster adherence to, the Company's policies, procedures and practices at all levels.

     The Committee will fulfill its responsibilities primarily by carrying out the activities enumerated in Section 5 of this Charter.

     As an oversight body, the Committee does not have responsibility for day-to-day operations and financial reporting. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; rather, this is the responsibility of management and the independent auditors.

2.   COMPOSITION AND ORGANIZATION

     The Committee will consist of three or more directors, each of whom must be an "Independent Director" (as defined below). Members of the Committee shall be appointed by the Board and, unless otherwise directed by the Board, shall serve one-year terms. Members may be removed by the Board at any time with or without cause. Upon the removal or resignation of a member, the Board may appoint a successor to serve the remainder of the unexpired term. The Board will appoint one member of the Committee as chairperson. If the Board fails to appoint a chairperson, the Committee will appoint one member of the Committee as chairperson. The Company shall have the power to create subcommittees with such powers as the Committee shall from time to time confer.

     For purposes of this Charter, the term "Independent Director" means: a person whom the Board affirmatively determines has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The following persons shall not be considered independent:

          o A director who, directly or indirectly, accepts any consulting, advisory or other compensatory fees (including, without limitation, any payments as an officer or employee of the Company) from the Company or any of its subsidiaries, other than
               (i) for service on the Board or a committee of the Board, or (ii) payments of fixed amounts under a retirement plan for prior service with the Company, provided such payments are not contingent on any continued service.

          o A director who is an "affiliate" of the Company, meaning that he or she directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company. As used in this Charter, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A director who is not an executive officer or a stockholder owning 10% or more of any class of voting equity securities of a specified person will be deemed not to control such specified person. With respect to persons associated with affiliates of the Company, only executive officers, directors that are also employees of an affiliate, general partners and managing members of an affiliate will be deemed to be affiliates of the Company.

          o A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is presumed not to be independent until five years after he or she ceases to receive more than $100,000 per year in such compensation.

In addition:

          o A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not "independent" until five years after the end of either the affiliation or the auditing relationship.

          o A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serves on that company's compensation committee is not "independent" until five years after the end of such service or the employment relationship.

          o A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the Company's consolidated gross revenues, or (B) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues, in each case is not "independent" until five years after falling below such threshold.

         For purposes of this Charter, "Family Member" means a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

3.   QUALIFICATIONS

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. As such requirements are phased in under the applicable rules and regulations, the chairperson of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities or other experience as required by applicable law and must meet the definition of "financial expert" as that term is defined by the Securities and Exchange Commission and as required by the Sarbanes-Oxley Act of 2002.

     No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

4.   MEETINGS

     The Committee will meet at least four times annually and more frequently as circumstances dictate. The Committee chairperson will establish the agenda for each Committee meeting. As part of its job to foster open communication, the Committee will meet at least quarterly with management, the internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee will meet with the independent auditors and management quarterly to review the Company's financials, consistent with Section 5 below.

5.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee will:

         1.       Document / Report Review

                  (a) Review this Charter at least annually, update this Charter as necessary and ensure that this Charter is posted on the Company's website.

                  (b) Review any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

                  (c) Review the regular internal reports to management prepared by the internal auditing department and management's response.

                  (d) Review with financial management and the independent auditors each Form 10-Q and Form 10-K prior to its filing.

                  (e) Review, at least annually, a report by the independent auditors describing:

                           (i) the independent auditors' internal
quality-control procedures; and

                           (ii) any material issues raised by the most recent
internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

                  (f) Review a formal written statement submitted by the independent auditors to the Company at least annually which delineates all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.

                  (g) Review a report of the independent auditors prior to the filing of the Form 10-K or the release of any audited financial statements of the Company with respect to:

                           (i) all critical accounting policies and practices
used;

                           (ii) all alternative treatments of financial
information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

                           (iii) other material written communications between
the independent auditors and management, such as any management letter or schedule of unadjusted differences.

                  (h) Review with management, including both the Chief Executive Officer and Chief Financial Officer: (i) on a quarterly basis, the report of the Disclosure Controls Committee and the internal control system, and (ii) on an annual basis, the internal control report to be filed with the Company's annual report on Form 10-K.

                  (i) Prepare (or cause to be prepared) the report of the Committee to be included in the Company's annual proxy statement.

         2.       Independent Auditors and Other Advisors

                  (a) Have sole authority, without Board action, to directly appoint, retain, compensate, evaluate and terminate the independent auditors, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the independent auditors all disclosed relationships the independent auditors have with the Company to determine the independent auditors' objectivity and independence, consistent with Independence Standards Board Standard No. 1.

                  (b) Have sole authority, without Board action, to approve the independent auditors' fees.

                  (c) Have sole authority, without Board action, to approve all audit and non- audit services provided by the independent auditors, prior to the Company's receipt of such services. All approved non-audit services shall be disclosed in the Company's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

                  (d) Review and evaluate the qualifications, performance and independence of the independent auditors; when circumstances warrant, discharge the independent auditors; and nominate independent auditors for stockholder approval in the Company's annual proxy statement. The independent auditors will be accountable to the Board and the Committee, as representatives of the stockholders of the Company.

                  (e) Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements, any audit problems or difficulties and management's response.

                  (f) Have sole authority, without Board action, to set clear hiring policies for employees or former employees of the independent auditors, including the requirement that no person be hired as Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or any other financial reporting oversight role if such person was employed by the independent auditors and participated in any capacity in the audit of the Company during the one year period preceding the date of initiation of such audit.

                  (g) Have sole authority, without Board action, to hire and determine the fees and other retention terms for legal, accounting and other advisors to the Committee as it sees fit.

         3.       Financial Reporting Processes

                  (a) Discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation."

                  (b) Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

                  (c) In consultation with the independent auditors and the internal auditor, review the integrity of the Company's internal and external financial reporting processes.

                  (d) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                  (e) Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors, management or the internal auditing department.

         4.       Process Improvement

                  (a) Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  (b) Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management's response to the problems or difficulties.

                  (c) Review any significant disagreement between management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

                  (d) Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                  (e) Report to the Board on a regular basis and forward copies of the minutes of all meetings to the Board.

                  (f) Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters; and (ii) the confidential anonymous submission by employees of concerns regarding accounting or auditing matters.

                  (g) Annually review and evaluate the performance of the Committee.

         5.       Legal Compliance

                  (a) Review activities, organizational structure, and qualifications of the internal audit department.

                  (b) Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements and compliance programs and policies.

                  (c) Review and discuss the Company's risk assessment and risk management policies.

                  (d) Review and approve all related party transactions.

                  (e) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate or as may be required by law or by the Listed Company rules of any exchange upon which the Company's shares may be traded.

     Adopted by the Board of Directors of Utix Group, Inc. on February 3, 2004.

APPENDIX B

                       2003 STOCK OPTION PLAN, AS AMENDED

                                       OF

                                UTIX GROUP, INC.

1.   PURPOSES OF THE PLAN

     The purposes of the 2003 Stock Option Plan (the "Plan") of Utix Group, Inc. (fka Chantal Skin Care Corporation), a Delaware corporation (the "Company"), are to:

     (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

     (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

     (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2.   ELIGIBLE PERSONS

     Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

     Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed Seven Hundred Fifty Thousand (750,000,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION

     (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT

     (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

     (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

     (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

     (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. ISOs shall also be subject to the terms and conditions set forth in Section 6.3.

     6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

     6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

          6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall become immediately vested and exercisable by the Participant.

          6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

          6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                    (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section

6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                    (b) Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

          6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e) (3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole twelve months after the permanent and total disability of the optionee or any longer period specified in the Option or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

          6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

          6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                    (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                    (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

          6.1.11 Option Term, Subject to Section 6,3 4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

     6.2 Intentionally Omitted.

     6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          6.3.1 Exercise Price.

                    (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                    (b) The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require

          6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

          6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.   MANNER OF EXERCISE

     (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

     (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   EMPLOYMENT OR CONSULTING RELATIONSHIP

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.   CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act")

10.  NON-EXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.  AMENDMENTS TO PLAN

     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

12.  EFFECTIVE DATE OF PLAN; TERMINATION

     This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

As amended by the Board of Directors on January 13, 2006, subject to the Stockholders' approval at the 2006 Annual Meeting of Stockholders.

                                   PROXY CARD

                                UTIX GROUP, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- JULY 18, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Anthony Roth, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Utix Group, Inc. ("UTIX"), to be held at 7 New England Executive Park, Suite 610, Burlington, MA 01803, on July 18, 2006 at 10:30 a.m. local time, and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated June 12, 2006 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTIX.

1. To elect the following persons to serve as directors of Utix:

Class I Directors to serve
until the 2009 Annual Meeting:              Anthony Roth and Jonathan Adams

Class II Director to serve until
the 2007 Annual Meeting:                    William F. Fenimore, Jr.

                  [___]FOR ALL NOMINEES         [___]WITHHELD FOR ALL NOMINEES

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

                  ---------------------------------------------------

2. To adopt an amendment to the 2003 Stock Option Plan to increase the number of shares for which options may be granted from 126,000 to 750,000.

                  [___] FOR [___] AGAINST [___] ABSTAIN

3. To ratify grants of stock options under the 2003 Stock Option Plan that were made subject to stockholder approval for the purchase of an aggregate of 629,525 shares of common stock.

                  [___] FOR [___] AGAINST [___] ABSTAIN

4. To ratify the appointment of Vitale, Caturano & Company, Ltd., as Utix Group's independent accountants for the ensuing year.

                  [___] FOR [___] AGAINST [___] ABSTAIN

5. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

                  [___] FOR [___] AGAINST [___] ABSTAIN

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE COMPANY'S NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                        Date: ____________ ___, 2006

                                        --------------------------------
                                        (Print name of Stockholder)

                                        --------------------------------
                                        (Print name of Stockholder)

                                        --------------------------------
                                        Signature

                                        --------------------------------
                                        Signature

                                        Number of Shares _________________

                                        Note: Please sign exactly as name
                                        appears in Utix's records. Joint owners
                                        should each sign. When signing as
                                        attorney, executor or trustee, please
                                        give title as such.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.